UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2004 Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification Number)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices and zip code)

(801) 345-1000
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 12.       Results of Operations and Financial Condition.

On April 21, 2004, Nu Skin Enterprises hosted a conference call to review financial results for the first quarter ended March 31, 2004. A transcript of the call is attached as Exhibit 99.1 to this report and incorporated by reference.

The information furnished in this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit No.	Exhibit Description
99.1	Transcript of Nu Skin Enterprises’ April 21, 2004 conference call regarding financial results of the first quarter of 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC. (Registrant) /s/ Ritch N. Wood Ritch N. Wood Chief Financial Officer

Date: April 27, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Transcript of Nu Skin Enterprises’ April 21, 2004 conference call regarding financial results of the first quarter of 2004.